                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                January 20, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                             AMKOR TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

      0-29472                                            23-1722724
---------------------                       ------------------------------------
(Commission File No.)                       (IRS Employer Identification Number)

                              1345 Enterprise Drive
                             West Chester, PA 19380
                                 (610) 431-9600
                    ----------------------------------------
                    (Address of Principal Executive Offices)



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

     On January 20, 1999, Amkor Technology, Inc. (the "Company") issued a press release announcing the execution of an agreement to acquire certain assets from Anam Semiconductor, Inc.

     A copy of the press release is filed herewith as Exhibit 99.1.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMKOR TECHNOLOGY, INC.



                                       By: /s/ Frank J. Marcucci
                                           ------------------------------
                                           Frank J. Marcucci
                                           Chief Finincial Officer

                                       Dated:  January 20, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    EXHIBITS
                                       TO

                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                       OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                             ----------------------
                             AMKOR TECHNOLOGY, INC.
                             ----------------------

                                INDEX TO EXHIBITS

                                                               SEQUENTIALLY
    EXHIBIT                                                      NUMBERED
    NUMBER                     DESCRIPTION                         PAGE
    -------        ------------------------------------        ------------
     99.1          Press release dated January 20, 1999